Investments and prepaid gold interests	6 Months Ended
Jun. 30, 2024
Investments and prepaid gold interests
Investments and prepaid gold interests

7. Investments and prepaid gold interests

7a. Prepaid gold interests

As at	June 30, 2024	December 31, 2023
Auramet	$39,947	$40,248
Steppe Gold	6,177	—
Total prepaid gold interests	46,124	40,248
Current portion	12,839	7,699
Non-current portion	$33,285	$32,549

For the three and six months ended June 30, 2024, the Company recognized a gain of $3.4 million and $5.5 million, respectively (2023: $0.4 million and $2.8 million), as a result of changes in the fair value of prepaid gold interests.

Auramet

On January 19, 2023, as part of the Maverix Metals Inc. (“Maverix”) acquisition, the Company acquired a prepaid gold interest with Auramet. The contract requires Auramet to deliver 1,250 ounces of gold to Triple Flag per quarter. Triple Flag is required to make ongoing cash payments equal to 16% of the spot gold price for each gold ounce delivered. On September 27, 2031, and after 50,000 ounces of gold have been delivered, Auramet shall have the option to terminate the prepaid interest agreement for a cash payment of $5.0 million, less certain cash flows related to the gold deliveries. The Auramet Prepaid Gold Interest is accounted for as a financial asset at fair value through profit or loss. The remaining contractual ounces to be delivered as of June 30, 2024 are 35,000 ounces of gold. The prepaid interest is classified as level 2 of the fair value hierarchy.

Steppe Gold

On March 15, 2024, Triple Flag and Steppe Gold agreed to amend and restate the Steppe Gold Prepaid Gold Interest agreement such that the Company would make a further cash payment of $5.0 million in exchange for delivery of 2,650 ounces of gold over five months, with the first delivery under the amended and restated agreement to be made in August 2024. The Steppe Gold Prepaid Gold Interest was accounted for as a financial asset at fair value through profit or loss. The prepaid interest is classified as level 2 of the fair value hierarchy.

7b. Investments

Investments comprise equity interests and warrants in publicly traded and private companies and have been recorded at fair value. The fair value of public equity investments is classified as level 1 of the fair value hierarchy, as the main valuation inputs used are quoted prices in active markets. The fair value of private equity investments is classified as level 3, as the relevant observable inputs are not available.  The fair value of the level 1 investments is $1.4 million (2023: $4.7 million) and the fair value of the level 3 investments is $1.6 million (2023: $1.6 million).

For the three and six months ended June 30, 2024, the Company recognized a loss of $1.3 million and $1.8 million, respectively (2023: $1.4 million and $0.07 million), as a result of changes in fair value of investments.

Triple Flag disposed of various equity investments during the three months ended June 30, 2024, for cash proceeds of $2.8 million (2023: nil).